SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

    Charter Communications, Inc. (“Charter”), the indirect parent company and manager of CCO Holdings, LLC and CCO Holdings Capital Corp., announced today the results of the offer by its subsidiaries, CCHC, LLC (“CCHC”) and CCH II, LLC and CCH II Capital Corp. (collectively, “CCH II” and, together with CCHC, the “Offerors”) to exchange (the “Convertible Exchange Offer”) up to $450.0 million of Charter’s 5.875% Convertible Senior Notes due 2009 (“Convertible Notes”). The Convertible Exchange Offer expired at 11:59 p.m., Eastern Time, on September 8, 2006. As of the expiration of the Convertible Exchange Offer, $499.9 million aggregate principal amount of Convertible Notes were validly tendered. The Company has accepted $450.0 million of the Convertible Notes tendered for exchange, representing approximately 52.2% of the total principal amount of Convertible Notes outstanding.

Since the amount of Convertible Notes tendered exceeded the maximum amount of Convertible Notes that the Offerors would accept, the Offerors pro rated the amount of Convertible Notes accepted from participating holders as described in the Exchange Offer Prospectus. The Offerors accepted 90.0% of the amount tendered by each holder and unaccepted amounts will be promptly returned to holders. Following the consummation of the Convertible Exchange Offer, $412.5 million of Convertible Notes will remain outstanding. Charter expects the settlement date to be September 14, 2006.

The press release announcing the results is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 8.01:

Exhibit Number	Description

99.1
Press Release dated as of September 11, 2006.  (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications Holdings, LLC filed on September 11, 2006 (File No. 333-77499)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCO HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: September 11, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

  CCO HOLDINGS CAPITAL CORP.
  Registrant

Dated: September 11, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1
Press Release dated as of September 11, 2006.  (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications Holdings, LLC filed on September 11, 2006 (File No. 333-77499)).